                                                         Contract No. 33136000A



                     FIRM TRANSPORTATION SERVICE AGREEMENT
                              RATE SCHEDULE TF-1

                                    BETWEEN

                        COLORADO INTERSTATE GAS COMPANY

                                      AND

                    CONSOLIDATED INDUSTRIAL SERVICES, INC.

                             DATED: MARCH 20, 1997

                     FIRM TRANSPORTATION SERVICE AGREEMENT
                              RATE SCHEDULE TF-1

    The Parties identified below, in consideration of their mutual promises, agree as follows:

1.  TRANSPORTER:  Colorado Interstate Gas Company

2.  SHIPPER:  Consolidated Industrial Services, Inc.

3. APPLICABLE TARIFF: Transporter's FERC Gas Tariff, First Revised Volume No. 1, as the same may be amended or superseded from time to time ("the Tariff").

4. CHANGES IN RATES AND TERMS: Transporter shall have the right to propose to the FERC changes in its rates and terms of service, and this Agreement shall be deemed to include any changes which are made effective pursuant to FERC Order or regulation or provisions of law, without prejudice to Shipper's right to protest the same.

5. TRANSPORTATION SERVICE: Transportation Service at and between Primary Point(s) of Receipt and Primary Point(s) of Delivery shall be on a firm basis. Receipt and Delivery of quantities at Secondary Point(s) of Receipt and/or Secondary Point(s) of Delivery shall be in accordance with the Tariff.

6. POINTS OF RECEIPT AND DELIVERY: Shipper agrees to Tender gas for Transportation Service, and Transporter agrees to accept Receipt Quantities at the Primary Point(s) of Receipt identified in Exhibit "A." Transporter agrees to provide Transportation Service and Deliver gas to Shipper (or for Shipper's account) at the Primary Point(s) of Delivery identified in Exhibit "A."

7.  RATES AND SURCHARGES:  As set forth in Exhibit "B."

8. MAXIMUM DELIVERY QUANTITY ("MDQ"): Shipper's MDQ shall be as set forth below:

                                                           MDQ
                   CONTRACT YEAR(S)                   (DTH PER DAY)
         ----------------------------------------------------------
         MARCH 20, 1997 THROUGH DECEMBER 31, 1997         2,000
         JANUARY 1, 1998 THROUGH DECEMBER 31, 1998        4,000
         JANUARY 1, 1999 THROUGH DECEMBER 31, 2012        6,000

    Shipper shall have a one-time option to forego the additional Dth per Day of MDQ scheduled to go into effective on January 1, 1999. This option may be exercised only if Shipper does not have sufficient gas production from its leases to fill the MDQ of 6,000 Dth per Day. This option must be exercised in writing by Shipper by no later than January 1, 1998.

9.  TERM OF AGREEMENT:  Beginning: March 20, 1997
                        Extending through: December 31, 2012

10. NOTICES, STATEMENTS, AND BILLS:

         TO SHIPPER:
            INVOICES FOR TRANSPORTATION:
               Enron Capital & Trade Resources
               1200 17th Street, Suite 2750
               Denver, Colorado 80202
               Attention: Brian Bierbach, Agent

            ALL NOTICES:
               Consolidated Industrial Services, Inc.
               211 West 14th
               Chanute, Kansas 66720
               Attention: Stanton E. Ross

         TO TRANSPORTER:
            See Payments, Notices, Nominations, and Points of Contract sheets in the Tariff.

11. SUPERSEDES AND CANCELS PRIOR AGREEMENT:  33136000.

12. ADJUSTMENT TO RATE SCHEDULE TF-1 AND/OR GENERAL TERMS AND CONDITIONS:  N/A.

13. INCORPORATION BY REFERENCE: This Agreement in all respects shall be subject to the provisions of Rate Schedule TF-1 and to the applicable provisions of the General Terms and Conditions of the Tariff as filed with, and made effective by, the FERC as same may change from time to time (and as they may be amended pursuant to Section 12 of the Agreement).

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

TRANSPORTER:                           SHIPPER:

COLORADO INTERSTATE GAS COMPANY        CONSOLIDATED INDUSTRIAL SERVICES, INC.

By /s/ Donald J. Zinko                 By /s/ Stanton E. Ross
  ---------------------------             ---------------------------
       Donald J. Zinko                        Stanton E. Ross
    Senior Vice President                 ---------------------------
                                             (Print or type name)

                                                  President
                                          ---------------------------
                                             (Print or type title)

                                       2

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                                  EXHIBIT "A"

                     FIRM TRANSPORTATION SERVICE AGREEMENT
                                    BETWEEN
                        COLORADO INTERSTATE GAS COMPANY
                                      AND
                    CONSOLIDATED INDUSTRIAL SERVICES, INC.

                        AGREEMENT DATED: MARCH 1, 1997

                       AMENDMENT DATED: MARCH 20, 1997

1. Shipper's Maximum Delivery Quantity ("MDQ"): Shall be as set forth as stated in Paragraph 8.

                                  PRIMARY POINT(S) OF
                                   RECEIPT QUANTITY          MAXIMUM RECEIPT
PRIMARY POINT(S) OF RECEIPT         (DTH PER DAY)               PRESSURE
       (NOTE 1)                        (NOTE 2)                 P.S.I.G.
-----------------------------------------------------------------------------
 Frederick Meter Station           See Paragraph 8                1,220


                                  PRIMARY POINT(S) OF          MAXIMUM RECEIPT
PRIMARY POINT(S) OF RECEIPT        DELIVERY QUANTITY              PRESSURE
       (NOTE 1)                     (DTH PER DAY)                 P.S.I.G.
-----------------------------------------------------------------------------
         Dumas                     See Paragraph 8                 650

NOTES:  (1)  Information regarding Point(s) of Receipt and Point(s) of
             Delivery, including legal descriptions, measuring parties, and interconnecting parties, shall be posted on Transporter's electronic bulletin board. Transporter shall update such information from time to time to include additions, deletions, or any other revisions deemed appropriate by Transporter.

        (2) Each Point of Receipt Quantity may be increased by an amount equal to Transporter's Fuel Reimbursement percentage. Shipper shall be responsible for providing such Fuel Reimbursement at each Point of Receipt on a pro rata basis based on the quantities received on any Day at a Point of Receipt divided by the total quantity Delivered at all Point(s) of Delivery under this Transportation Service Agreement.

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                                                                     Page 1 of 2

                                  EXHIBIT "B"

                     FIRM TRANSPORTATION SERVICE AGREEMENT
                                    BETWEEN
                        COLORADO INTERSTATE GAS COMPANY
                                      AND
                    CONSOLIDATED INDUSTRIAL SERVICES, INC.

                        AGREEMENT DATED: MARCH 1, 1997

                       AMENDMENT DATED: MARCH 20, 1997


  PRIMARY       PRIMARY         R(1)
POINT(S) OF   POINT(S) OF   RESERVATION   COMMODITY                     FUEL
  RECEIPT      DELIVERY         RATE        RATE      TERM OF RATE  REIMBURSEMENT   SURCHARGES
----------------------------------------------------------------------------------------------
Frederick       Dumas       (Notes 4      (Note 5)      3/20/97       (Note 2)       (Note 3)
 Meter                       and 5)                     through
Station                                                12/31/2012



 SECONDARY     SECONDARY       R(1)
POINT(S) OF   POINT(S) OF   RESERVATION   COMMODITY                     FUEL
  RECEIPT      DELIVERY         RATE        RATE      TERM OF RATE  REIMBURSEMENT   SURCHARGES
----------------------------------------------------------------------------------------------
    All           All        (Note 1)       (Note 1)      3/20/97       (Note 2)       (Note 3)
                                                         through
                                                        12/31/2012


NOTES:  (1)  Unless otherwise agreed by the Parties in writing, the rates for service hereunder shall be Transporter's maximum rates for service under Rate Schedule TF-1 or other superseding Rate Schedules, as such rates may be changed from time to time.

        (2) Fuel Reimbursement shall be as stated on Transporter's Schedule of Surcharges and Fees in the Tariff, as they may be changed from time to time, unless otherwise agreed between the Parties.

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                                                                     Page 2 of 2

                                  EXHIBIT "B"

NOTES:  (3)  Surcharges, If Applicable:
               All applicable surcharges, unless otherwise specified, shall be the maximum surcharge rate as stated in the Schedule of Surcharges and Fees in The Tariff, as such surcharges may be changed from time to time.

             GQC:
               The Gas Quality Control Surcharge shall be assessed pursuant to Article 20 of the General Terms and Conditions as set forth in The Tariff.

             GRI:
               The GRI Surcharge shall be assessed pursuant to Article 18 of the General Terms and Conditions as set forth in The Tariff.

             HFS:
               The Hourly Flexibility Surcharge will be assessed pursuant to
               Article 20 of the General Terms and Conditions as set forth in The Tariff.

             Order No. 636 Transition Cost Mechanism:
               Surcharge(s) shall be assessed pursuant to Article 21 of the General Terms and Conditions as set forth in The Tariff.

             ACA:
               The ACA Surcharge shall be assesed pursuant to Article 19 of the General Terms and Conditions as set forth in The Tariff.

        (4) If Shipper releases any of its capacity (i.e., becomes a Releasing Shipper under Transporter's Capacity Release Program) and the Replacement Shipper is paying more than the Releasing Shipper, Transporter shall be entitled to the difference, if any, between the reservation charge(s), including all applicable surcharges, being paid by the Replacement Shipper, and the reservation charges, including all applicable surcharges, being paid by the Releasing Shipper.

        (5) The rates for service shall be Transporter's maximum rates under Rate Schedule TF-1, in The Tariff as of October 1, 1996, subject to refund. Once the maximum TF-1 rates are approved by the FERC in Rate Proceeding Docket No. RP96-190 ("Approved Rate"), such rate shall remain fixed for the remainder of the term of this Agreement. In the event Transporter is not permitted (by virtue of The Tariff, FERC ruling, or otherwise) to collect the Approved Rate. Transporter and Shipper shall negotiate an amendment to this Agreement or other arrangement which places the Parties in the same economic position they would have been in had Transporter been permitted to collect the full Approved Rate.